UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2015

Date of reporting period:	June 1, 2014 – November 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Dynamic Asset Allocation Equity Fund

Semiannual report 11 | 30 | 14

A world of investing.®

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Equity Fund

Semiannual report
11 | 30 | 14

Message from the Trustees	1
Performance snapshot	2
Interview with your fund’s portfolio manager	3
Your fund’s performance	8
Your fund’s expenses	10
Terms and definitions	12
Other information for shareholders	13
Trustee approval of management contract	14
Financial statements	19

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

At the start of 2015, the U.S. economy appears to be on firm footing. The nation’s unemployment rate has fallen substantially, while gross domestic product expanded in the second and third quarters of 2014. Over the course of 2014, U.S. stocks advanced, and many areas of the bond markets delivered positive results, including tax-exempt bonds, which benefited from solid investor demand.

U.S. consumers are also seeing an unexpected increase in disposable income thanks to the drop in energy prices over the past several months. While supportive of U.S. growth, lower energy prices unfortunately pose economic difficulties to a number of oil-exporting countries. In addition, Europe, China, and Japan are attending to policy measures to help restore economic vigor.

Since the Federal Reserve concluded its quantitative easing program in the fall of 2014, the major policy question for the United States is when the central bank will raise short-term interest rates. A move in mid-2015 appears likely, according to comments from Fed officials. Rising rates could generate a potential headwind for fixed-income securities and markets more broadly.

The first months of the new year may be a good time to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and risk tolerance. Putnam offers a wide range of strategies for all environments, as well as new ways of thinking about building portfolios for both the opportunities and the risks in today’s markets.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

January 14, 2015

Performance
snapshot

Annualized total return (%) comparison as of 11/30/14

The fund — class A shares before sales charge
Putnam Dynamic Asset Allocation Equity Fund
Fund's primary benchmark
Russell 3000 Index
Fund's secondary benchmark
Putnam Equity Blended Index*
Fund's Lipper peer group average
Multi-Cap Core Funds
18.37
19.90
18.30
18.48
13.89
16.28
13.66
14.68
19.37
20.84
18.25
19.26
13.04
15.53
11.59
12.80
5.81
7.89
4.83
5.87
LIFE OF FUND
(since 1/23/09)
5 YEARS
3 YEARS
1 YEAR
6 MONTHS†

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Equity Blended Index is administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

† Returns for the six-month period are not annualized, but cumulative.

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Interview with your fund’s portfolio manager

Robert J. Kea, CFA

What was the environment like during the six-month reporting period ended November 30, 2014?

During the period, investors benefited from strong U.S. stock market performance. Despite some sources of uncertainty both here in the United States and across the globe, stocks exhibited resilience, with the S&P 500 Index notching numerous highs throughout the period. In the United States, markets surmounted questions about the impact of the Federal Reserve’s reduction and eventual end of its long-running bond-buying program. Abroad, conflicts in Eastern Europe and the Middle East, the Ebola virus health scare, and economic slowdowns in the eurozone and China prompted concerns. At the same time, several positive developments emerged: The U.S. unemployment rate dropped below 6%; GDP growth rebounded; merger-and-acquisition activity increased; and corporate earnings, particularly top-line revenue growth, continued to grow.

In September and the first half of October, U.S. stocks experienced a significant downdraft as the Ebola health scare and fears of a global economic slowdown weighed on investor sentiment. However, in the final weeks of October, markets reversed course, with stock values surging as investors began to feel more hopeful about the economy and corporate profits. Positive developments included strong third-quarter U.S. GDP, better-than-expected third-quarter U.S.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/14. See pages 2 and 8–10 for additional fund performance information. Index descriptions can be found on page 12.

Dynamic Asset Allocation Equity Fund     3

corporate earnings, and indications by both the European Central Bank [ECB] and the Bank of Japan that they were preparing to ease their monetary policies.

During the period, the price of oil fell precipitously as a result of excess supply due to slackening global demand, North American energy production, and signs that the Organization of Petroleum Exporting Countries [OPEC] wasn’t likely to reduce output. While not positive for the energy sector, cheaper oil has been a tailwind for economic growth, particularly for U.S. consumers, who saw lower prices at the gas pump as well as on their home-heating bills.

Oil prices fell steadily from midsummer through period-end on concerns that the global market was oversupplied. Much of the new U.S. supply has resulted from the proliferation of shale oil fields in various parts of the country during the past six years. Meanwhile, widespread deceleration of global economic growth, particularly in Europe and China, sapped demand. At the very end of the period, OPEC said that it would leave its oil production levels unchanged and this confirmed the near-term downward trend in oil prices. A stronger U.S. dollar also put pressure on oil, because oil is priced in dollars and becomes more expensive for buyers in other countries when the dollar strengthens, dampening their interest in the market.

What strategies did you employ in the portfolio, and how did the portfolio perform?

Both dynamic asset allocation decisions and active security selection contributed positively to performance. To take advantage of the positive economic trends in the United States, the fund maintained a bias toward U.S. stocks over international developed markets — and this helped performance. We experienced positive security selection across U.S., emerging, and developed international markets. Currency positioning was also one of the primary positive contributors for the period, as both active currency and foreign

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 11/30/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

4     Dynamic Asset Allocation Equity Fund

“Bull markets typically run out of gas
because of economic recessions or
the dramatic tightening of interest
rates by the Fed, and we don’t believe
either of those scenarios is likely to
play out in the short term.”

Bob Kea

exchange hedging benefited from a rallying U.S. dollar.

In this environment, Putnam Dynamic Asset Allocation Equity Fund class A shares increased 5.81% during the six months ended November 30, 2014, underperforming its primary benchmark, the Russell 3000 Index, which returned 7.89%, and outperforming its secondary benchmark, the Putnam Equity Blended Index, which rose 4.83%.

What is your view of stock valuations today?

Equity valuations may be stretched — meaning they may be somewhat higher than normal when viewed against the market’s long-term price-to-earnings ratio — but we’re not overly concerned. High valuations alone are not what end a bull market, in our opinion. Rather, bull markets typically run out of gas because of economic recessions or the dramatic tightening of interest rates by the Fed, and we don’t believe either of those scenarios is likely to play out in the short term. We continue to believe that U.S. stocks should support further growth in the portfolio in the near term, particularly in light of the U.S. economy’s ongoing expansion and generally positive earnings by many domestic companies.

Now that the Fed has ended its quantitative easing bond-buying program, what is your perspective on the central bank raising short-term interest rates?

We believe the Fed will be circumspect and exercise caution with its decision regarding short-term interest-rate increases. As we know, the central bank has concluded its latest quantitative easing [QE] program,

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Dynamic Asset Allocation Equity Fund     5

in which it had been buying U.S. Treasuries and agency mortgage-backed securities. Fed officials cited “substantial improvement” in employment growth and sustained strengthening of the overall economy as key reasons for ending QE. While investors were concerned about the termination of QE, the markets took the program’s conclusion in stride. This was what the central bank hoped for all along — that the economic recovery would sustain itself without stimulus.

What is your outlook for the economy and the market in coming months?

We believe that the U.S. economy is continuing to gather strength, with declining unemployment, lower energy prices, and earnings continuing to surprise on the upside. As I mentioned, I believe equity values are stretched, but not overvalued, and we believe they can continue to deliver decent risk-adjusted returns into 2015. Overall, while still somewhat constructive, we do not expect to see the same level of return from equity markets that took place over the past three years.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

6     Dynamic Asset Allocation Equity Fund

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. Bob joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

The plummeting price of oil, which dropped at least 40% to under $60 per barrel from June to November, has put more money into American consumers’ pockets and is likely to accelerate the pace of the nation’s economic recovery. Savings gained from lower heating and gasoline costs have helped boost consumer confidence across the United States. Prices fell in response to greater oil supplies, combined with reduced energy demand. Domestic oil production has increased due to advanced extraction techniques, like hydraulic fracturing. Overseas, the 12-nation Organization of Petroleum Exporting Countries (OPEC) has been slow to reduce output, instead opting to sell excess reserves at a deep discount to struggling economies in Asia and Europe. Competing on price, however, may put OPEC-member countries at risk of stalling their own economic progress. In Russia and Venezuela, for example, shrinking oil revenue has contributed to weakened local currencies and increased inflationary concerns. In regard to demand, the International Energy Agency revised its global oil consumption outlook downward by 230,000 barrels per day, to 900,000, for 2015.

Dynamic Asset Allocation Equity Fund     7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/14

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)
	Before sales charge	After sales charge	Net asset value
Life of fund	168.45%	153.01%	168.39%
Annual average	18.37	17.18	18.37
5 years	91.61	80.59	91.43
Annual average	13.89	12.55	13.87
3 years	70.08	60.30	70.05
Annual average	19.37	17.03	19.36
1 year	13.04	6.54	13.04
6 months	5.81	–0.27	5.73

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

8     Dynamic Asset Allocation Equity Fund

Comparative index returns For periods ended 11/30/14

	Russell 3000 Index	Putnam Equity Blended Index	Lipper Multi-Cap Core Funds category average*
Life of fund	189.34%	167.48%	171.85%
Annual average	19.90	18.30	18.48
5 years	112.62	89.71	99.17
Annual average	16.28	13.66	14.68
3 years	76.44	65.34	70.04
Annual average	20.84	18.25	19.26
1 year	15.53	11.59	12.80
6 months	7.89	4.83	5.87

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 11/30/14, there were 791, 759, 674, 578, and 537 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 11/30/14

	Class A		Class Y
Share value	Before sales charge	After sales charge	Net asset value
5/31/14	$13.08	$13.88	$13.09
11/30/14	13.84	14.68	13.84

The fund made no distributions during the period.

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Dynamic Asset Allocation Equity Fund     9

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/14

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)
	Before sales charge	After sales charge	Net asset value
Life of fund	167.55%	152.17%	167.46%
Annual average	18.02	16.85	18.01
5 years	85.65	74.97	85.58
Annual average	13.17	11.84	13.16
3 years	68.97	59.26	68.93
Annual average	19.11	16.78	19.10
1 year	10.18	3.84	10.07
6 months	3.40	–2.54	3.31

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class Y
Net expenses for the fiscal year ended 5/31/14*	1.34%†	1.09%
Total annual operating expenses for the fiscal year ended 5/31/14	1.91%†	1.66%
Annualized expense ratio for the six-month period ended 11/30/14	1.02%	1.02%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 9/30/15.

† Includes 0.25% distribution and service fees (12b-1) plan. Currently no payments under the fund’s 12b-1 plan have been authorized by the Trustees.

10     Dynamic Asset Allocation Equity Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 1, 2014, to November 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class Y
Expenses paid per $1,000*†	$5.26	$5.26
Ending value (after expenses)	$1,058.10	$1,057.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2014, use the following calculation method. To find the value of your investment on June 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class Y
Expenses paid per $1,000*†	$5.16	$5.16
Ending value (after expenses)	$1,019.95	$1,019.95

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Equity Fund     11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Putnam Equity Blended Index is an unmanaged index representing global stock market performance, and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12     Dynamic Asset Allocation Equity Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2014, Putnam employees had approximately $501,000,000 and the Trustees had approximately $141,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Asset Allocation Equity Fund     13

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2014. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being

14     Dynamic Asset Allocation Equity Fund

provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

Dynamic Asset Allocation Equity Fund     15

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2013. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as

16     Dynamic Asset Allocation Equity Fund

an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on January 23, 2009, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year and three-year periods ended December 31, 2013. Your fund’s class A shares’ return net of fees and expenses was positive over the one-year and three-year periods, exceeded the return of its benchmark over the one-year period, and approximated the return of its benchmark over the three-year period. The Trustees did not find any evidence of underperformance that would suggest a need

Dynamic Asset Allocation Equity Fund     17

for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

18     Dynamic Asset Allocation Equity Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Equity Fund     19

The fund’s portfolio 11/30/14 (Unaudited)

COMMON STOCKS (93.7%)*	Shares	Value
Advertising and marketing services (0.5%)
Lions Gate Entertainment Corp.	428	$14,509
Nu Skin Enterprises, Inc. Class A	104	4,347
Omnicom Group, Inc.	1,733	133,909
		152,765
Aerospace and defense (2.0%)
Airbus Group NV (France)	184	11,185
Alliant Techsystems, Inc.	36	4,092
Astronics Corp. †	102	5,000
Embraer SA ADR (Brazil)	455	16,803
Northrop Grumman Corp.	1,683	237,185
Raytheon Co.	3,249	346,667
Safran SA (France)	246	15,891
		636,823
Agriculture (—%)
Andersons, Inc. (The)	128	6,917
Limoneira Co.	100	2,565
		9,482
Airlines (1.3%)
Air Arabia PJSC (United Arab Emirates) †	24,501	9,856
ANA Holdings, Inc. (Japan)	13,000	32,089
Delta Air Lines, Inc.	368	17,175
Hawaiian Holdings, Inc. †	552	11,200
JetBlue Airways Corp. †	989	14,469
Republic Airways Holdings, Inc. †	413	5,485
SkyWest, Inc.	264	3,300
Southwest Airlines Co.	7,163	299,556
Spirit Airlines, Inc. †	211	17,448
Turk Hava Yollari Anonim Ortakligi (THY) (Turkey) †	3,106	12,861
		423,439
Automotive (1.7%)
Bayerische Motoren Werke (BMW) AG (Germany)	222	25,375
China ZhengTong Auto Services Holdings, Ltd. (China)	24,000	12,053
Denso Corp. (Japan)	400	18,683
Fuji Heavy Industries, Ltd. (Japan)	1,500	54,590
General Motors Co.	1,673	55,928
Harley-Davidson, Inc.	1,939	135,110
Lear Corp.	847	81,236
Remy International, Inc.	163	2,999
Renault SA (France)	252	20,238
Suzuki Motor Corp. (Japan)	1,300	41,070
Tata Motors, Ltd. (India)	2,436	20,940
Toyota Motor Corp. (Japan)	600	36,977
UMW Holdings Bhd (Malaysia)	2,900	9,663
Valeo SA (France)	259	31,901
Visteon Corp. †	60	5,880
		552,643

20     Dynamic Asset Allocation Equity Fund

COMMON STOCKS (93.7%)* cont.	Shares	Value
Banking (8.3%)
Abu Dhabi Commercial Bank PJSC (United Arab Emirates) †	4,764	$9,519
Access National Corp.	154	2,692
Australia & New Zealand Banking Group, Ltd. (Australia)	772	20,931
Axis Bank, Ltd. (India)	2,170	16,818
Banco Bilbao Vizcaya Argentaria SA (Spain)	1,907	20,459
Banco Bradesco SA ADR (Brazil)	1,168	18,081
Banco Latinoamericano de Exportaciones SA Class E (Panama)	352	11,331
Banco Santander SA (Spain)	3,369	30,278
Bank of China, Ltd. (China)	31,000	15,970
Bank of New York Mellon Corp. (The)	4,506	180,375
Bank of Yokohama, Ltd. (The) (Japan)	4,000	22,549
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	9,400	8,876
Bankia SA (Spain) †	11,872	20,756
Barclays PLC (United Kingdom)	2,973	11,346
BNP Paribas SA (France)	372	23,875
BofI Holding, Inc. †	110	8,681
Cardinal Financial Corp.	294	5,371
China Construction Bank Corp. (China)	33,000	24,965
Citizens & Northern Corp.	185	3,602
Commercial International Bank Egypt SAE GDR (Egypt)	2,271	15,143
Commonwealth Bank of Australia (Australia)	959	65,753
Compartamos SAB de CV (Mexico)	6,229	13,247
Credicorp, Ltd. (Peru)	148	24,518
Credit Agricole SA (France)	2,372	33,380
Credit Suisse Group AG (Switzerland)	501	13,362
DBS Group Holdings, Ltd. (Singapore)	2,000	30,408
Dubai Islamic Bank PJSC (United Arab Emirates) †	13,624	27,955
East West Bancorp, Inc.	114	4,192
Farmers Capital Bank Corp. †	142	3,236
Federal Bank, Ltd. (India)	7,343	17,957
Financial Institutions, Inc.	195	4,623
First Community Bancshares Inc.	190	2,937
First NBC Bank Holding Co. †	119	4,332
FirstMerit Corp.	233	4,168
Flushing Financial Corp.	207	3,979
Grupo Financiero Banorte SAB de CV (Mexico)	2,345	13,295
Hang Seng Bank, Ltd. (Hong Kong)	1,500	24,980
Hanmi Financial Corp.	397	7,980
Heartland Financial USA, Inc.	128	3,209
Heritage Financial Group, Inc.	190	3,996
Industrial & Commercial Bank of China, Ltd. (China)	33,000	22,280
Itau Unibanco Holding SA ADR (Preference) (Brazil)	2,783	41,912
Joyo Bank, Ltd. (The) (Japan)	4,000	20,188
JPMorgan Chase & Co.	9,043	544,026
KeyCorp	9,130	123,255
King’s Town Bank Co., Ltd. (Taiwan)	7,000	7,418
Lloyds Banking Group PLC (United Kingdom) †	42,641	53,492
MainSource Financial Group, Inc.	290	5,168

Dynamic Asset Allocation Equity Fund     21

COMMON STOCKS (93.7%)* cont.	Shares	Value
Banking cont.
Meta Financial Group, Inc.	113	$3,978
National Australia Bank, Ltd. (Australia)	811	22,459
OFG Bancorp (Puerto Rico)	185	2,764
Pacific Premier Bancorp, Inc. †	195	3,102
PacWest Bancorp	169	7,859
Peoples Bancorp, Inc.	184	4,455
Philippine National Bank (Philippines) †	6,772	12,254
PNC Financial Services Group, Inc.	4,043	353,641
Popular, Inc. (Puerto Rico) †	154	5,027
Republic Bancorp, Inc. Class A	117	2,657
Resona Holdings, Inc. (Japan)	7,100	38,337
Skandinaviska Enskilda Banken AB (Sweden)	1,989	26,211
State Street Corp.	4,440	340,681
Sumitomo Mitsui Financial Group, Inc. (Japan)	500	18,853
Swedbank AB Class A (Sweden)	978	25,605
Turkiye Garanti Bankasi AS (Turkey)	2,639	11,588
UniCredit SpA (Italy)	2,713	19,991
United Community Banks, Inc.	202	3,555
Wells Fargo & Co.	2,482	135,219
Westpac Banking Corp. (Australia)	906	25,101
		2,660,201
Basic materials (0.1%)
Sumitomo Metal Mining Co., Ltd. (Japan)	1,000	15,311
U.S. Silica Holdings, Inc.	303	9,520
		24,831
Beverage (1.6%)
Anheuser-Busch InBev NV (Belgium)	291	34,095
Diageo PLC (United Kingdom)	690	21,318
Dr. Pepper Snapple Group, Inc.	2,957	218,818
Heineken Holding NV (Netherlands)	353	24,129
Monster Beverage Corp. †	1,475	165,421
SABMiller PLC (United Kingdom)	344	19,101
Suntory Beverage & Food, Ltd. (Japan)	700	24,792
		507,674
Biotechnology (1.6%)
AMAG Pharmaceuticals, Inc. †	510	18,972
Ariad Pharmaceuticals, Inc. †	893	6,349
Celgene Corp. †	2,652	301,505
China Biologic Products, Inc. (China) †	213	14,586
Cubist Pharmaceuticals, Inc. †	191	14,480
Dynavax Technologies Corp. †	477	7,088
Gilead Sciences, Inc. †	1,152	115,569
Inovio Pharmaceuticals, Inc. †	114	1,104
Isis Pharmaceuticals, Inc. †	132	6,836
Medicines Co. (The) †	163	4,370
Merrimack Pharmaceuticals, Inc. †	451	4,131
NPS Pharmaceuticals, Inc. †	150	4,977
Prothena Group (Ireland) †	318	7,708

22     Dynamic Asset Allocation Equity Fund

COMMON STOCKS (93.7%)* cont.	Shares	Value
Biotechnology cont.
Puma Biotechnology, Inc. †	19	$4,313
Repligen Corp. †	207	4,734
		516,722
Broadcasting (0.7%)
Discovery Communications, Inc. Class A †	2,369	82,678
Entravision Communications Corp. Class A	2,205	14,244
ITV PLC (United Kingdom)	9,903	33,073
Scripps Networks Interactive Class A	825	64,490
Sinclair Broadcast Group, Inc. Class A	257	7,494
Starz Class A †	943	31,110
		233,089
Building materials (0.1%)
CaesarStone Sdot-Yam, Ltd. (Israel)	69	4,278
Geberit International AG (Switzerland)	67	23,297
PGT, Inc. †	885	8,328
		35,903
Cable television (—%)
HSN, Inc.	36	2,625
		2,625
Capital goods (—%)
Stoneridge, Inc. †	453	4,920
		4,920
Chemicals (2.1%)
Aceto Corp.	140	2,940
BASF SE (Germany)	305	27,678
Cabot Corp.	99	4,265
Cambrex Corp. †	638	14,515
EMS-Chemie Holding AG (Switzerland)	47	17,426
Innophos Holdings, Inc.	113	6,111
Innospec, Inc.	148	6,343
Kraton Performance Polymers, Inc. †	144	2,650
LSB Industries, Inc. †	339	11,211
LyondellBasell Industries NV Class A	3,626	285,945
Minerals Technologies, Inc.	54	4,008
Nippon Paint Holdings Co., Ltd. (Japan)	1,000	25,905
OM Group, Inc.	322	8,762
Sherwin-Williams Co. (The)	903	221,109
Syngenta AG (Switzerland)	70	23,048
Tronox, Ltd. Class A	117	2,638
UPL, Ltd. (India)	1,993	11,105
Zep, Inc.	314	4,274
		679,933
Commercial and consumer services (1.1%)
ADT Corp. (The)	1,451	50,698
Babcock International Group PLC (United Kingdom)	1,195	21,180
Bunzl PLC (United Kingdom)	842	23,445
Bureau Veritas SA (France)	639	15,228
Compass Group PLC (United Kingdom)	1,373	23,344
Corporate Executive Board Co. (The)	50	3,661
Ctrip.com International, Ltd. ADR (China) †	159	8,599
Deluxe Corp.	268	15,665

Dynamic Asset Allocation Equity Fund     23

COMMON STOCKS (93.7%)* cont.	Shares	Value
Commercial and consumer services cont.
Ennis, Inc.	243	$3,234
Expedia, Inc.	800	69,688
Experian PLC (United Kingdom)	1,118	17,662
Global Cash Access Holdings, Inc. †	1,228	8,719
Green Dot Corp. Class A †	168	3,698
Haci Omer Sabanci Holding AS (Turkey)	2,847	13,585
Harbinger Group, Inc. †	863	11,840
Heartland Payment Systems, Inc.	163	8,887
John Keells Holdings PLC (Sri Lanka)	4,128	7,587
Live Nation Entertainment, Inc. †	502	13,454
Net 1 UEPS Technologies, Inc. (South Africa) †	905	11,095
Pitney Bowes, Inc.	258	6,352
Randstad Holding NV (Netherlands)	149	7,344
RE/MAX Holdings, Inc. Class A	267	8,931
		353,896
Communications equipment (0.1%)
Plantronics, Inc.	43	2,243
RF Micro Devices, Inc. †	1,133	16,553
		18,796
Computers (5.5%)
Anixter International, Inc.	93	8,082
Apple, Inc.	7,287	866,642
Aspen Technology, Inc. †	120	4,529
AVG Technologies NV (Netherlands) †	176	3,457
Constant Contact, Inc. †	114	3,726
Cray, Inc. †	143	4,802
EMC Corp.	4,420	134,147
Extreme Networks, Inc. †	738	2,672
Fujitsu, Ltd. (Japan)	3,000	17,141
HCL Technologies, Ltd. (India)	762	20,418
InnerWorkings, Inc. †	680	5,086
Lexmark International, Inc. Class A	99	4,243
MTS Systems Corp.	50	3,317
NetApp, Inc.	4,845	206,155
Netscout Systems, Inc. †	94	3,586
Nimble Storage, Inc. †	115	3,033
Quantum Corp. †	2,388	3,773
SolarWinds, Inc. †	227	11,786
Spansion, Inc. Class A †	437	10,213
SS&C Technologies Holdings, Inc. †	108	5,459
Synaptics, Inc. †	177	11,149
Verint Systems, Inc. †	108	6,501
Western Digital Corp.	2,487	256,832
Xerox Corp.	12,127	169,293
		1,766,042
Conglomerates (0.5%)
AMETEK, Inc.	1,796	91,524
Exor SpA (Italy)	380	16,882

24     Dynamic Asset Allocation Equity Fund

COMMON STOCKS (93.7%)* cont.	Shares	Value
Conglomerates cont.
Marubeni Corp. (Japan)	1,100	$6,935
Siemens AG (Germany)	388	45,898
		161,239
Construction (0.4%)
China Singyes Solar Technologies Holdings, Ltd. (China)	4,000	6,739
IRB Infrastructure Developers, Ltd. (India)	4,789	21,051
Koninklijke Boskalis Westminster NV (Netherlands)	412	23,093
Mota-Engil South Africa NV †	265	3,509
Mota-Engil SGPS SA (Portugal)	3,156	13,799
Pembangunan Perumahan Persero Tbk PT (Indonesia)	47,800	11,984
Siam Cement PCL (The) NVDR (Thailand)	800	11,498
Trex Co., Inc. †	188	7,922
Wendel SA (France)	182	21,412
		121,007
Consumer (1.2%)
Kimberly-Clark Corp.	3,160	368,424
Swatch Group AG (The) (Switzerland)	34	16,779
		385,203
Consumer finance (0.4%)
Encore Capital Group, Inc. †	225	9,655
Federal Agricultural Mortgage Corp. Class C	143	4,349
Home Loan Servicing Solutions, Ltd. (Cayman Islands)	357	6,976
MicroFinancial, Inc.	226	1,962
Nelnet, Inc. Class A	204	9,351
Ocwen Financial Corp. †	298	6,836
Performant Financial Corp. †	908	6,174
PHH Corp. †	162	3,752
PRA Group, Inc. †	188	11,002
Regional Management Corp. †	236	3,200
Visa, Inc. Class A	208	53,704
		116,961
Consumer goods (0.7%)
Avon Products, Inc.	349	3,413
Colgate-Palmolive Co.	931	64,788
Coty, Inc. Class A †	503	10,181
Energizer Holdings, Inc.	356	46,287
Kao Corp. (Japan)	700	25,950
L’Oreal SA (France)	136	23,217
Reckitt Benckiser Group PLC (United Kingdom)	243	19,923
Unilever NV ADR (Netherlands)	549	22,343
Weight Watchers International, Inc. †	130	3,770
		219,872
Consumer services (0.2%)
Borderfree, Inc. †	493	4,935
ChannelAdvisor Corp. †	208	3,661
Geo Group, Inc. (The) R	71	2,861
Liberty Ventures Ser. A †	771	28,249
Shutterfly, Inc. †	39	1,668
TrueBlue, Inc. †	492	11,291
Wayfair, Inc. Class A †	162	3,930
		56,595

Dynamic Asset Allocation Equity Fund     25

COMMON STOCKS (93.7%)* cont.	Shares	Value
Containers (0.8%)
Ball Corp.	1,424	$95,508
Crown Holdings, Inc. †	3,518	174,141
		269,649
Distribution (0.1%)
Beacon Roofing Supply, Inc. †	244	6,608
Core-Mark Holding Co., Inc.	124	7,454
Fourlis Holdings SA (Greece) †	1,312	6,431
MWI Veterinary Supply, Inc. †	43	7,027
SpartanNash Co.	153	3,569
		31,089
Electric utilities (2.4%)
Alliant Energy Corp.	248	15,592
China Resources Power Holdings Co., Ltd. (China)	8,000	23,162
Edison International	3,371	214,261
Enel SpA (Italy)	5,146	24,812
Entergy Corp.	4,063	340,885
Korea Electric Power Corp. (South Korea)	242	10,030
OGE Energy Corp.	2,037	72,701
Red Electrica Corporacion SA (Spain)	511	46,710
Tenaga Nasional Bhd (Malaysia)	2,700	11,382
		759,535
Electrical equipment (0.2%)
ABB, Ltd. (Switzerland)	1,166	26,169
GrafTech International, Ltd. †	1,863	7,601
Lextar Electronics Corp. (Taiwan)	16,000	14,520
OSRAM Licht AG (Germany) †	350	14,517
		62,807
Electronics (2.8%)
Broadcom Corp. Class A	5,905	254,682
Brother Industries, Ltd. (Japan)	1,400	26,166
Cavium, Inc. †	54	3,056
Ceva, Inc. †	222	3,821
Cirrus Logic, Inc. †	145	2,652
EnerSys	200	12,146
Fairchild Semiconductor International, Inc. †	193	3,113
FANUC Corp. (Japan)	200	33,736
FEI Co.	58	4,967
Freescale Semiconductor, Ltd. †	236	5,119
GenMark Diagnostics, Inc. †	437	4,964
Hollysys Automation Technologies, Ltd. (China) †	447	11,403
Hoya Corp. (Japan)	1,100	39,111
Inotera Memories, Inc. (Taiwan) †	7,000	10,528
Integrated Silicon Solution, Inc. (ISSI)	621	8,986
L-3 Communications Holdings, Inc.	1,689	210,449
Marvell Technology Group, Ltd.	6,985	100,025
Mellanox Technologies, Ltd. (Israel) †	78	3,327
Mentor Graphics Corp.	839	18,634
Microsemi Corp. †	127	3,454
Phison Electronics Corp. (Taiwan)	2,000	13,382
QLogic Corp. †	364	4,201

26     Dynamic Asset Allocation Equity Fund

COMMON STOCKS (93.7%)* cont.	Shares	Value
Electronics cont.
Samsung Electronics Co., Ltd. (South Korea)	66	$75,926
Semtech Corp. †	121	3,081
Silicon Image, Inc. †	486	2,688
SK Hynix, Inc. (South Korea) †	762	33,081
Skyworth Digital Holdings, Ltd. (China)	24,000	13,389
Sparton Corp. †	180	4,478
		910,565
Energy (oil field) (2.2%)
Baker Hughes, Inc.	1,860	106,020
Halliburton Co.	2,875	121,325
ION Geophysical Corp. †	2,370	5,854
Key Energy Services, Inc. †	794	1,493
Oil States International, Inc. †	488	24,327
Schlumberger, Ltd.	4,269	366,920
Superior Energy Services, Inc.	4,810	92,881
		718,820
Energy (other) (0.1%)
AMEC PLC (United Kingdom)	1,458	21,213
		21,213
Engineering and construction (0.3%)
China Railway Group, Ltd. (China)	22,000	15,866
Hyundai Engineering & Construction Co., Ltd. (South Korea)	268	10,816
JGC Corp. (Japan)	1,000	21,515
Singapore Technologies Engineering, Ltd. (Singapore)	7,000	18,069
Vinci SA (France)	610	32,953
		99,219
Entertainment (0.3%)
Carmike Cinemas, Inc. †	205	6,076
Harman International Industries, Inc.	111	12,047
Marriott Vacations Worldwide Corp.	106	7,792
National CineMedia, Inc.	1,013	14,344
Panasonic Corp. (Japan)	2,200	28,462
SeaWorld Entertainment, Inc.	440	7,344
TiVo, Inc. †	763	9,293
Vail Resorts, Inc.	40	3,506
		88,864
Environmental (0.1%)
Coway Co., Ltd. (South Korea)	164	12,781
MSA Safety, Inc.	75	4,120
Sound Global, Ltd. (China) † S	16,000	17,885
		34,786
Financial (2.4%)
Bajaj Finserv, Ltd. (India)	843	15,629
Credit Acceptance Corp. †	37	5,541
CTBC Financial Holding Co., Ltd. (Taiwan)	43,072	29,237
Goldman Sachs Group, Inc. (The)	2,303	433,907
HSBC Holdings PLC (United Kingdom)	5,793	57,655
Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	4,600	26,605
Morgan Stanley	5,170	181,881
UBS AG (Switzerland)	1,387	24,905
		775,360

Dynamic Asset Allocation Equity Fund     27

COMMON STOCKS (93.7%)* cont.	Shares	Value
Food (2.6%)
Associated British Foods PLC (United Kingdom)	564	$28,143
Boulder Brands, Inc. †	99	1,069
Bunge, Ltd.	1,521	138,061
Cal-Maine Foods, Inc.	114	4,774
Calbee, Inc. (Japan)	1,100	38,141
Carrefour SA (France)	728	23,023
Chaoda Modern Agriculture Holdings, Ltd. (China) † F	2,000	129
Daesang Corp. (South Korea)	364	12,408
Distribuidora Internacional de Alimentacion SA (Spain)	1,999	13,855
Gruma SAB de CV Class B (Mexico)	1,148	12,622
Mondelez International, Inc. Class A	10,716	420,066
Nestle SA (Switzerland)	1,066	79,999
Pinnacle Foods, Inc.	176	5,989
Sanderson Farms, Inc.	79	6,858
Sao Martinho SA (Brazil)	1,228	19,085
Ulker Biskuvi Sanayi AS (Turkey)	912	6,856
Unilever PLC (United Kingdom)	424	17,891
		828,969
Forest products and packaging (0.2%)
Amcor, Ltd. (Australia)	1,887	19,529
Domtar Corp. (Canada)	79	3,215
KapStone Paper and Packaging Corp. †	353	10,544
UPM-Kymmene OYJ (Finland)	1,370	22,702
		55,990
Gaming and lottery (—%)
Paradise Entertainment, Ltd. (Hong Kong)	12,000	6,947
Penn National Gaming, Inc. †	583	8,279
		15,226
Health-care services (2.8%)
Anthem, Inc.	1,889	241,622
Amedisys, Inc. †	174	4,423
AmSurg Corp. †	127	6,549
Cardinal Health, Inc.	2,147	176,462
Centene Corp. †	39	3,852
Charles River Laboratories International, Inc. †	570	36,908
Chemed Corp.	156	17,177
Computer Programs & Systems, Inc.	33	1,938
Health Net, Inc. †	650	33,397
HealthSouth Corp.	225	9,254
Kindred Healthcare, Inc.	260	5,171
McKesson Corp.	1,400	295,063
Mediclinic International, Ltd. (South Africa)	1,949	16,539
Netcare, Ltd. (South Africa)	5,309	17,379
Omega Healthcare Investors, Inc. R	108	4,128
Providence Service Corp. (The) †	151	5,909
Select Medical Holdings Corp.	661	9,538
Suzuken Co., Ltd. (Japan)	300	7,684
Threshold Pharmaceuticals, Inc. †	494	1,433

28     Dynamic Asset Allocation Equity Fund

COMMON STOCKS (93.7%)* cont.	Shares	Value
Health-care services cont.
Triple-S Management Corp. Class B (Puerto Rico) †	95	$2,196
WuXi PharmaTech Cayman, Inc. ADR (China) †	495	16,983
		913,605
Homebuilding (0.2%)
NVR, Inc. †	42	52,864
		52,864
Household furniture and appliances (0.1%)
Conn’s, Inc. †	221	7,580
Select Comfort Corp. †	340	8,956
		16,536
Insurance (3.3%)
Ageas (Belgium)	691	24,681
AIA Group, Ltd. (Hong Kong)	6,200	35,770
Allianz SE (Germany)	233	40,101
Allied World Assurance Co. Holdings AG	289	10,895
American Equity Investment Life Holding Co.	371	10,017
American International Group, Inc.	242	13,262
Amtrust Financial Services, Inc. S	198	10,161
Aon PLC	2,721	251,664
Aspen Insurance Holdings, Ltd.	381	16,852
Assicurazioni Generali SpA (Italy)	1,519	32,822
AXA SA (France)	921	22,169
Axis Capital Holdings, Ltd.	1,100	55,055
Cathay Financial Holding Co., Ltd. (Taiwan)	11,004	17,679
CNO Financial Group, Inc.	396	6,867
CNP Assurances (France)	1,406	25,997
Everest Re Group, Ltd.	479	84,012
Genworth Financial, Inc. Class A †	785	7,136
HCI Group, Inc.	221	8,935
Insurance Australia Group, Ltd. (Australia)	5,789	31,327
Legal & General Group PLC (United Kingdom)	6,766	26,033
Maiden Holdings, Ltd. (Bermuda)	325	4,245
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	89	18,328
PartnerRe, Ltd.	810	94,373
Prudential PLC (United Kingdom)	808	19,497
Reinsurance Group of America, Inc. Class A	703	60,261
Samsung Life Insurance Co., Ltd. (South Korea)	96	10,561
Symetra Financial Corp.	325	7,365
United Insurance Holdings Corp.	345	6,469
XL Group PLC	2,811	99,847
		1,052,381
Investment banking/Brokerage (0.2%)
Altisource Portfolio Solutions SA †	38	1,987
Ashford, Inc. †	6	713
Deutsche Bank AG (Germany)	600	19,605
Investor AB Class B (Sweden)	669	25,077
WisdomTree Investments, Inc.	226	3,433
		50,815

Dynamic Asset Allocation Equity Fund     29

COMMON STOCKS (93.7%)* cont.	Shares	Value
Leisure (0.2%)
Brunswick Corp.	208	$10,333
Shimano, Inc. (Japan)	400	54,261
		64,594
Lodging/Tourism (1.4%)
Century Casinos, Inc. †	455	2,361
Grand Korea Leisure Co., Ltd. (South Korea)	197	6,679
Hilton Worldwide Holdings, Inc. †	6,411	168,096
Home Inns & Hotels Management, Inc. ADR (China) †	512	15,800
Marcus Corp.	373	6,140
Marriott International, Inc. Class A	1,467	115,585
MGM China Holdings, Ltd. (Hong Kong)	7,600	22,948
SJM Holdings, Ltd. (Hong Kong)	7,000	13,803
Wyndham Worldwide Corp.	1,316	109,702
		461,114
Machinery (1.6%)
Altra Industrial Motion Corp.	302	9,250
Atlas Copco AB Class A (Sweden)	1,281	36,957
Caterpillar, Inc.	1,523	153,214
Franklin Electric Co., Inc.	138	5,183
Hyster-Yale Materials Holdings, Inc.	53	3,891
Joy Global, Inc.	1,070	52,473
Kadant, Inc.	170	6,783
Middleby Corp. (The) †	102	9,755
Mitsubishi Electric Corp. (Japan)	3,000	36,063
Roper Industries, Inc.	1,228	193,802
THK Co., Ltd. (Japan)	900	21,803
		529,174
Manufacturing (1.7%)
AZZ, Inc.	90	4,030
Chase Corp.	153	5,194
Generac Holdings, Inc. †	127	5,509
Greenbrier Cos., Inc. (The)	178	9,875
IDEX Corp.	866	66,517
Illinois Tool Works, Inc.	3,212	304,914
Ingersoll-Rand PLC	1,186	74,789
Leggett & Platt, Inc.	1,378	58,000
Polypore International, Inc. †	46	2,367
Standex International Corp.	79	5,765
		536,960
Media (1.4%)
Demand Media, Inc. †	55	307
Naspers, Ltd. Class N (South Africa)	186	24,117
Time Warner, Inc.	2,964	252,296
Viacom, Inc. Class B	2,446	184,991
		461,711
Medical technology (1.8%)
Accuray, Inc. †	452	3,114
Alere, Inc. †	374	14,919
AtriCure, Inc. †	181	3,390
C.R. Bard, Inc.	784	131,202

30     Dynamic Asset Allocation Equity Fund

COMMON STOCKS (93.7%)* cont.	Shares	Value
Medical technology cont.
CHC Healthcare Group (Taiwan)	4,000	$8,329
Coloplast A/S Class B (Denmark)	512	44,320
Conmed Corp.	158	6,704
DexCom, Inc. †	84	4,323
Edwards Lifesciences Corp. †	1,085	140,703
Globus Medical, Inc. Class A †	188	4,332
Greatbatch, Inc. †	238	11,798
Hill-Rom Holdings, Inc.	201	9,198
ICU Medical, Inc. †	174	14,562
Insulet Corp. †	135	6,290
Intuitive Surgical, Inc. †	160	82,843
Mettler-Toledo International, Inc. †	143	41,936
OraSure Technologies, Inc. †	734	6,613
Sientra, Inc. †	93	1,615
Spectranetics Corp. (The) †	202	6,632
STAAR Surgical Co. †	544	5,010
Steris Corp.	93	5,929
Surgical Care Affiliates, Inc. †	220	6,996
Trinity Biotech PLC ADR (Ireland)	126	2,162
West Pharmaceutical Services, Inc.	207	10,766
Wright Medical Group, Inc. †	261	7,645
		581,331
Metals (0.7%)
Antofagasta PLC (United Kingdom)	1,240	14,247
ArcelorMittal SA (France)	1,572	19,220
BHP Billiton PLC (Australia)	794	18,746
BHP Billiton, Ltd. (Australia)	884	22,840
Glencore Xstrata PLC (United Kingdom)	3,679	18,363
Hindustan Zinc, Ltd. (India)	3,087	8,110
Hitachi Metals, Ltd. (Japan)	2,000	34,649
Horsehead Holding Corp. †	256	3,999
L.B. Foster Co. Class A	99	4,589
NN, Inc.	392	8,299
Rio Tinto PLC (United Kingdom)	412	19,185
Stillwater Mining Co. †	360	4,727
Sung Kwang Bend Co., Ltd. (South Korea)	412	5,924
ThyssenKrupp AG (Germany) †	1,330	35,178
		218,076
Natural gas utilities (0.5%)
Centrica PLC (United Kingdom)	4,830	21,446
ENI SpA (Italy)	1,240	24,546
Tokyo Gas Co., Ltd. (Japan)	5,000	27,265
UGI Corp.	2,669	100,648
		173,905
Office equipment and supplies (0.1%)
Canon, Inc. (Japan)	700	22,447
		22,447
Oil and gas (4.3%)
BG Group PLC (United Kingdom)	1,142	16,021
BP PLC (United Kingdom)	7,452	48,811

Dynamic Asset Allocation Equity Fund     31

COMMON STOCKS (93.7%)* cont.	Shares	Value
Oil and gas cont.
Callon Petroleum Co. †	1,333	$6,545
Delek US Holdings, Inc.	355	10,615
EP Energy Corp. Class A †	470	5,024
Exxon Mobil Corp.	2,413	218,473
Ezion Holdings, Ltd. (Singapore)	9,600	9,752
Genel Energy PLC (United Kingdom) †	1,082	11,062
Gran Tierra Energy, Inc. (Colombia) †	2,616	9,993
Gulfport Energy Corp. †	62	2,959
Kodiak Oil & Gas Corp. †	854	6,260
Lukoil OAO ADR (Russia)	330	15,356
Marathon Petroleum Corp.	2,609	235,045
Petroleo Brasileiro SA ADR (Preference) (Brazil)	805	8,219
Phillips 66	4,144	302,594
Rosetta Resources, Inc. †	62	1,824
Royal Dutch Shell PLC Class A (United Kingdom)	1,209	40,203
Royal Dutch Shell PLC Class B (United Kingdom)	1,102	38,210
Sasol, Ltd. (South Africa)	218	9,113
Statoil ASA (Norway)	1,459	27,813
Stone Energy Corp. †	171	2,702
Total SA (France)	792	43,992
Triangle Petroleum Corp. †	880	4,242
Unit Corp. †	80	3,058
Vaalco Energy, Inc. †	546	3,129
Valero Energy Corp.	5,523	268,473
W&T Offshore, Inc.	178	1,340
Woodside Petroleum, Ltd. (Australia)	573	17,434
		1,368,262
Pharmaceuticals (6.4%)
ACADIA Pharmaceuticals, Inc. †	156	4,660
Actelion, Ltd. (Switzerland)	407	48,321
Alkermes PLC †	129	7,098
Array BioPharma, Inc. †	443	1,785
AstraZeneca PLC (United Kingdom)	661	49,248
Bayer AG (Germany)	400	60,146
Biospecifics Technologies Corp. †	80	3,034
Cardiome Pharma Corp. (Canada) †	770	6,399
China Pioneer Pharma Holdings, Ltd. (China) S	15,000	13,313
Chugai Pharmaceutical Co., Ltd. (Japan)	1,300	35,212
Conatus Pharmaceuticals, Inc. †	63	536
Enanta Pharmaceuticals, Inc. †	59	2,769
GlaxoSmithKline PLC (United Kingdom)	1,812	41,973
Glenmark Pharmaceuticals, Ltd. (India)	1,038	13,711
Hisamitsu Pharmaceutical Co., Inc. (Japan)	300	9,125
Impax Laboratories, Inc. †	307	9,809
Insys Therapeutics, Inc. †	245	9,489
Jazz Pharmaceuticals PLC †	235	41,616
Johnson & Johnson	3,846	416,330
Merck & Co., Inc.	8,158	492,743

32     Dynamic Asset Allocation Equity Fund

COMMON STOCKS (93.7%)* cont.	Shares	Value
Pharmaceuticals cont.
Nektar Therapeutics †	305	$5,084
Novartis AG (Switzerland)	523	50,582
Novo Nordisk A/S Class B (Denmark)	714	32,456
Pfizer, Inc.	16,914	526,870
POZEN, Inc. †	630	5,601
Prestige Brands Holdings, Inc. †	220	7,359
Receptos, Inc. †	60	8,118
Roche Holding AG-Genusschein (Switzerland)	217	64,872
Sanofi (France)	379	36,630
Shire PLC (United Kingdom)	238	16,953
Sucampo Pharmaceuticals, Inc. Class A †	301	3,528
TESARO, Inc. †	81	2,795
Trevena, Inc. †	241	1,258
XenoPort, Inc. †	861	7,663
		2,037,086
Power producers (0.1%)
China Power New Energy Development Co., Ltd. (China) †	140,000	9,573
China WindPower Group, Ltd. (China) †	180,000	11,815
		21,388
Railroads (0.6%)
Union Pacific Corp.	1,760	205,515
		205,515
Real estate (3.3%)
AG Mortgage Investment Trust, Inc. R	90	1,778
Agree Realty Corp. R	169	5,207
Alexander & Baldwin, Inc.	90	3,427
American Capital Agency Corp. R	3,674	84,778
Apollo Commercial Real Estate Finance, Inc. R	244	4,070
Arlington Asset Investment Corp. Class A	108	3,008
ARMOUR Residential REIT, Inc. R	485	1,906
Ashford Hospitality Trust, Inc. R	575	6,026
Capital Senior Living Corp. †	571	14,532
CBL & Associates Properties, Inc. R	221	4,298
CBRE Group, Inc. Class A †	4,278	144,340
Chailease Holding Co., Ltd. (Taiwan)	7,500	19,244
CYS Investments, Inc. R	300	2,769
Dexus Property Group (Australia) R	3,411	20,598
Education Realty Trust, Inc. R	893	10,395
Emaar Properties PJSC (United Arab Emirates) †	3,920	11,657
Emlak Konut Gayrimenkul Yatirim Ortakligi AS (Turkey) R	12,428	15,757
EPR Properties R	91	5,095
Equity Lifestyle Properties, Inc. R	343	17,016
First Industrial Realty Trust R	189	3,752
GPT Group (Australia) R	6,427	22,610
Hammerson PLC (United Kingdom) R	1,642	15,948
Invesco Mortgage Capital, Inc. R	144	2,380
Investors Real Estate Trust R	435	3,550
iStar Financial, Inc. † R	359	5,130
Jones Lang LaSalle, Inc.	463	67,441

Dynamic Asset Allocation Equity Fund     33

COMMON STOCKS (93.7%)* cont.	Shares	Value
Real estate cont.
Kawasan Industri Jababeka Tbk PT (Indonesia)	544,500	$14,053
Lexington Realty Trust R	832	9,152
LTC Properties, Inc. R	205	8,567
MFA Financial, Inc. R	491	4,115
National Health Investors, Inc. R	128	8,484
New Residential Investment Corp. R	872	11,301
One Liberty Properties, Inc. R	199	4,563
Outfront Media, Inc. R	1,260	34,096
PS Business Parks, Inc. R	127	10,337
Public Storage R	1,058	198,512
Ramco-Gershenson Properties Trust R	243	4,350
Scentre Group (Australia) †R	2,198	6,492
Select Income REIT R	155	3,581
Sovran Self Storage, Inc. R	42	3,571
Starwood Property Trust, Inc. R	109	2,623
Summit Hotel Properties, Inc. R	530	6,148
Surya Semesta Internusa Tbk PT (Indonesia)	105,800	8,295
Taubman Centers, Inc. R	217	17,249
Tokyo Tatemono Co., Ltd. (Japan)	4,000	31,917
Two Harbors Investment Corp. R	8,060	84,711
Universal Health Realty Income Trust R	45	2,175
Vornado Realty Trust R	315	35,141
Westfield Group (Australia)	1,583	11,145
Wheelock and Co., Ltd. (Hong Kong)	6,000	30,146
		1,047,436
Regional Bells (—%)
Frontier Communications Corp.	1,073	7,565
		7,565
Restaurants (0.2%)
Bloomin’ Brands, Inc. †	198	4,508
Buffalo Wild Wings, Inc. †	53	9,021
Jack in the Box, Inc.	59	4,396
Krispy Kreme Doughnuts, Inc. †	182	3,706
Minor International PCL (Thailand)	8,000	9,502
Papa John’s International, Inc.	183	9,659
Popeyes Louisiana Kitchen, Inc. †	137	7,568
Sonic Corp.	273	7,423
		55,783
Retail (5.2%)
Adidas AG (Germany)	180	14,430
ANN, Inc. †	226	8,301
Brown Shoe Co., Inc.	126	4,128
Children’s Place Retail Stores, Inc. (The)	144	8,073
Compagnie Financiere Richemont SA (Switzerland)	192	18,040
CVS Health Corp.	5,285	482,838
Deckers Outdoor Corp. †	393	38,011
Dillards, Inc. Class A	97	11,434
DSW, Inc. Class A	140	4,967
Far Eastern Department Stores, Ltd. (Taiwan)	10,000	8,636

34     Dynamic Asset Allocation Equity Fund

COMMON STOCKS (93.7%)* cont.	Shares	Value
Retail cont.
First Cash Financial Services, Inc. (Mexico) †	138	$7,974
Freshpet, Inc. †	49	819
Gap, Inc. (The)	1,785	70,686
GNC Holdings, Inc. Class A	312	13,797
Home Depot, Inc. (The)	4,665	463,701
KAR Auction Services, Inc.	355	12,301
Koninklijke Ahold NV (Netherlands)	1,646	29,056
Lowe’s Cos., Inc.	3,851	245,809
lululemon athletica, Inc. (Canada) †	83	4,000
Lumber Liquidators Holdings, Inc. †	127	8,076
Macy’s, Inc.	2,110	136,960
Next PLC (United Kingdom)	450	47,542
Nutraceutical International Corp. †	126	2,669
Sonic Automotive, Inc. Class A	273	7,041
Steven Madden, Ltd. †	95	3,240
USANA Health Sciences, Inc. †	36	3,839
Woolworths, Ltd. (Australia)	404	10,700
		1,667,068
Schools (0.1%)
Bright Horizons Family Solutions, Inc. †	79	3,531
Estacio Participacoes SA (Brazil)	1,799	19,494
Grand Canyon Education, Inc. †	85	3,882
ITT Educational Services, Inc. †	128	1,064
Kroton Educacional SA (Brazil)	884	6,158
		34,129
Semiconductor (0.4%)
Advanced Semiconductor Engineering, Inc. (Taiwan)	10,000	12,094
ASML Holding NV (Netherlands)	304	32,066
Photronics, Inc. †	510	4,600
Power Integrations, Inc.	84	4,213
Powertech Technology, Inc. (Taiwan)	8,000	13,319
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	14,000	63,711
Ultra Clean Holdings, Inc. †	754	6,552
		136,555
Shipping (0.2%)
Aegean Marine Petroleum Network, Inc. (Greece)	747	7,283
Quality Distribution, Inc. †	1,030	12,432
Scorpio Tankers, Inc.	1,036	8,547
Swift Transportation Co. †	712	20,698
		48,960
Software (3.2%)
Activision Blizzard, Inc.	6,069	131,394
Amdocs, Ltd.	1,895	92,372
Electronic Arts, Inc. †	351	15,419
IntraLinks Holdings, Inc. †	420	4,570
Manhattan Associates, Inc. †	126	4,985
Microsoft Corp.	1,197	57,229
MobileIron, Inc. †	380	3,523
NTT Data Corp. (Japan)	300	11,450
Oracle Corp.	10,750	455,908

Dynamic Asset Allocation Equity Fund     35

COMMON STOCKS (93.7%)* cont.	Shares	Value
Software cont.
Proofpoint, Inc. †	83	$3,604
PROS Holdings, Inc. †	133	3,804
PTC, Inc. †	158	6,173
Rovi Corp. †	255	5,681
SAP AG (Germany)	164	11,556
Symantec Corp.	6,469	168,776
SYNNEX Corp.	164	11,716
Tencent Holdings, Ltd. (China)	2,300	36,586
Ultimate Software Group, Inc. †	59	8,687
		1,033,433
Staffing (0.4%)
Kforce, Inc.	352	8,216
Korn/Ferry International †	186	5,050
ManpowerGroup, Inc.	1,447	96,746
On Assignment, Inc. †	295	9,065
		119,077
Technology (0.5%)
Avago Technologies, Ltd.	1,278	119,365
CACI International, Inc. Class A †	126	11,238
SoftBank Corp. (Japan)	500	33,549
		164,152
Technology services (4.0%)
Acxiom Corp. †	113	2,150
Alibaba Group Holding, Ltd. ADR (China) †	153	17,081
Amber Road, Inc. †	76	897
AOL, Inc. †	206	9,509
Baidu, Inc. ADR (China) †	66	16,177
Computer Sciences Corp.	2,767	175,372
CSG Systems International, Inc.	79	1,984
Dun & Bradstreet Corp. (The)	725	92,039
eBay, Inc. †	7,115	390,471
Engility Holdings, Inc. †	289	12,152
Google, Inc. Class A †	831	456,285
Leidos Holdings, Inc.	1,469	59,362
LivePerson, Inc. †	189	2,446
MAXIMUS, Inc.	66	3,458
MeetMe, Inc. †	1,206	2,092
Naver Corp. (South Korea)	12	8,158
NIC, Inc.	174	3,135
Perficient, Inc. †	254	4,397
Tyler Technologies, Inc. †	55	5,972
United Internet AG (Germany)	478	21,048
Web.com Group, Inc. †	341	5,787
Yandex NV Class A (Russia) †	318	7,925
		1,297,897
Telecommunications (1.4%)
Arris Group, Inc. †	61	1,816
Aruba Networks, Inc. †	109	2,039
BT Group PLC (United Kingdom)	5,432	34,746
CalAmp Corp. †	322	6,018

36     Dynamic Asset Allocation Equity Fund

COMMON STOCKS (93.7%)* cont.	Shares	Value
Telecommunications cont.
China Mobile, Ltd. (China)	3,500	$43,179
EchoStar Corp. Class A †	264	14,224
Inteliquent, Inc.	269	4,955
Iridium Communications, Inc. †	444	4,240
magicJack VocalTec, Ltd. (Israel) †	736	5,984
NeuStar, Inc. Class A †	171	4,660
NTT DoCoMo, Inc. (Japan)	1,400	21,843
Orange (France)	1,540	27,089
Ruckus Wireless, Inc. †	277	3,174
SBA Communications Corp. Class A †	1,335	162,429
ShoreTel, Inc. †	300	2,244
Spok Holdings, Inc.	218	3,457
Tele2 AB Class B (Sweden)	842	10,901
Telefonica SA (Spain)	1,460	23,369
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	44,400	10,301
Telenor ASA (Norway)	951	20,045
Telstra Corp., Ltd. (Australia)	5,783	27,968
Ubiquiti Networks, Inc.	51	1,474
Vodafone Group PLC (United Kingdom)	4,327	15,833
		451,988
Telephone (1.0%)
CenturyLink, Inc.	5,907	240,828
Deutsche Telekom AG (Germany)	1,718	29,255
IDT Corp. Class B	183	3,100
Verizon Communications, Inc.	912	46,138
		319,321
Textiles (0.5%)
G&K Services, Inc. Class A	106	6,901
Hanesbrands, Inc.	1,021	118,150
VF Corp.	470	35,330
		160,381
Tire and rubber (0.2%)
Apollo Tyres, Ltd. (India)	4,856	17,893
Continental AG (Germany)	215	45,216
Cooper Tire & Rubber Co.	386	13,097
		76,206
Tobacco (0.5%)
British American Tobacco (BAT) PLC (United Kingdom)	506	29,946
Philip Morris International, Inc.	1,660	144,304
		174,250
Toys (—%)
JUMBO SA (Greece)	703	8,906
		8,906
Transportation services (0.2%)
ComfortDelgro Corp., Ltd. (Singapore)	11,000	21,893
Deutsche Post AG (Germany)	665	22,086
Matson, Inc.	78	2,746
Universal Truckload Services, Inc.	27	741
XPO Logistics, Inc. †	96	3,713
		51,179

Dynamic Asset Allocation Equity Fund     37

COMMON STOCKS (93.7%)* cont.	Shares	Value
Trucks and parts (0.3%)
Allison Transmission Holdings, Inc.	1,403	$46,145
Delphi Automotive PLC (United Kingdom)	223	16,268
Douglas Dynamics, Inc.	260	5,988
Miller Industries, Inc.	200	3,584
Standard Motor Products, Inc.	291	11,102
Tenneco, Inc. †	79	4,294
Tower International, Inc. †	331	8,450
Wabash National Corp. †	830	8,956
		104,787
Water Utilities (0.1%)
China Water Affairs Group, Ltd. (China) S	16,000	8,626
United Utilities Group PLC (United Kingdom)	1,883	26,570
		35,196
Total common stocks (cost $24,466,943)		$30,074,786

INVESTMENT COMPANIES (2.0%)*	Shares	Value
Hercules Technology Growth Capital, Inc.	339	$5,336
iShares MSCI EAFE ETF	3,615	231,324
iShares MSCI Emerging Markets ETF	1,426	59,179
iShares Russell 2000 Growth ETF	541	75,020
iShares Russell 2000 Value ETF	397	39,581
Market Vectors Vietnam ETF (Vietnam)	548	11,201
Solar Capital, Ltd.	290	5,330
SPDR S&P 500 ETF Trust	945	195,804
SPDR S&P MidCap 400 ETF Trust	100	26,292
Total investment companies (cost $606,730)		$649,067

WARRANTS (0.1%)*†	Expiration date	Strike price	Warrants	Value
Kuwait Foods Co. (Americana) 144A (Kuwait)	2/24/16	$0.00	744	$7,262
Saudi telecom Co. (Saudi Arabia)	3/2/17	0.00	683	12,162
Total warrants (cost $20,870)				$19,424

PURCHASED OPTIONS OUTSTANDING (0.0%)*	Expiration date/ strike price	Contract amount	Value
iShares MSCI Emerging Markets ETF (Put)	Jan-15/$40.00	$5,439	$3,141
iShares MSCI Emerging Markets ETF (Put)	Dec-14/40.00	12,719	3,133
Total purchased options outstanding (cost $13,145)			$6,274

38     Dynamic Asset Allocation Equity Fund

SHORT-TERM INVESTMENTS (5.0%)*	Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 0.19% [d]	Shares 27,417	$27,417
Putnam Short Term Investment Fund 0.09% L	Shares 1,362,435	1,362,435
SSgA Prime Money Market Fund Class N 0.00% P	Shares 110,000	110,000
U.S. Treasury Bills with an effective yield of 0.02%, February 26, 2015 #	$100,000	99,997
U.S. Treasury Bills with an effective yield of 0.10%, February 5, 2015 #	7,000	7,000
Total short-term investments (cost $1,606,847)		$1,606,849

TOTAL INVESTMENTS
Total investments (cost $26,714,535)	$32,356,400

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
NVDR	Non-voting Depository Receipts
OAO	Open Joint Stock Company
PJSC	Public Joint Stock Company
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2014 through November 30, 2014. Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $32,107,178
†	Non-income-producing security.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F

Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $30,612 to cover certain derivatives contracts.

Dynamic Asset Allocation Equity Fund     39

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	81.0%
Japan	3.0
United Kingdom	2.9
France	1.3
Germany	1.3
Switzerland	1.3
China	1.2
Australia	1.1
Taiwan	0.7
South Korea	0.6
India	0.5
Spain	0.5
Other	4.6
Total	100.0%

FORWARD CURRENCY CONTRACTS at 11/30/14 (aggregate face value $9,970,151) (Unaudited)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Sell	1/21/15	$15,601	$15,650	$49
	British Pound	Sell	12/17/14	156	165	9
	Canadian Dollar	Sell	1/21/15	357,954	365,483	7,529
	Chinese Yuan (Offshore)	Buy	2/13/15	29,586	29,649	(63)
	Euro	Buy	12/17/14	362,742	383,076	(20,334)
	South Korean Won	Buy	2/13/15	2,339	1,887	452
	Swiss Franc	Buy	12/17/14	26,500	27,137	(637)
	Swiss Franc	Sell	12/17/14	26,500	27,879	1,379
Barclays Bank PLC
	Australian Dollar	Sell	1/21/15	29,167	29,557	390
	British Pound	Sell	12/17/14	15,619	16,020	401
	Canadian Dollar	Buy	1/21/15	19,916	20,376	(460)
	Chinese Yuan (Offshore)	Buy	2/13/15	59,897	60,118	(221)
	Czech Koruna	Buy	12/17/14	13,375	13,779	(404)
	Czech Koruna	Sell	12/17/14	13,375	14,126	751
	Euro	Sell	12/17/14	106,076	114,141	8,065
	Hong Kong Dollar	Sell	2/13/15	85,192	85,204	12
	Japanese Yen	Sell	2/13/15	13,373	14,060	687
	Mexican Peso	Buy	1/21/15	29,494	30,375	(881)
	Mexican Peso	Sell	1/21/15	29,494	30,357	863
	New Zealand Dollar	Buy	1/21/15	20,375	20,324	51
	Norwegian Krone	Buy	12/17/14	63,569	68,898	(5,329)
	Norwegian Krone	Sell	12/17/14	63,569	67,776	4,207
	Singapore Dollar	Sell	2/13/15	60,244	60,949	705
	South Korean Won	Sell	2/13/15	29,219	29,716	497
	Swedish Krona	Buy	12/17/14	11,695	11,516	179
	Swiss Franc	Sell	12/17/14	31,571	32,646	1,075
	Turkish Lira	Buy	12/17/14	34,474	33,393	1,081
	Turkish Lira	Sell	12/17/14	34,474	33,885	(589)

40     Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 11/30/14 (aggregate face value $9,970,151) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Citibank, N.A.
	Australian Dollar	Sell	1/21/15	$77,242	$79,291	$2,049
	Brazilian Real	Buy	1/5/15	61,859	64,286	(2,427)
	Brazilian Real	Sell	1/5/15	61,859	63,179	1,320
	Danish Krone	Sell	12/17/14	36,870	38,970	2,100
	Euro	Sell	12/17/14	78,841	83,360	4,519
	Japanese Yen	Sell	2/13/15	26,748	27,895	1,147
	New Zealand Dollar	Buy	1/21/15	27,402	27,623	(221)
	Norwegian Krone	Sell	12/17/14	25,587	26,341	754
	Swiss Franc	Buy	12/17/14	26,085	26,717	(632)
	Swiss Franc	Sell	12/17/14	26,085	27,445	1,360
Credit Suisse International
	Australian Dollar	Sell	1/21/15	88,010	89,574	1,564
	British Pound	Sell	12/17/14	103,865	109,709	5,844
	Canadian Dollar	Buy	1/21/15	25,331	26,121	(790)
	Euro	Sell	12/17/14	114,282	120,290	6,008
	Indian Rupee	Buy	2/13/15	29,839	30,215	(376)
	Japanese Yen	Buy	2/13/15	463,051	482,902	(19,851)
	New Zealand Dollar	Buy	1/21/15	27,948	27,945	3
	Norwegian Krone	Sell	12/17/14	11,782	12,422	640
	Swedish Krona	Buy	12/17/14	44,070	46,246	(2,176)
	Swedish Krona	Sell	12/17/14	44,070	46,216	2,146
	Swiss Franc	Buy	12/17/14	40,991	41,953	(962)
	Swiss Franc	Sell	12/17/14	40,991	42,836	1,845
	Turkish Lira	Buy	12/17/14	31,062	30,333	729
	Turkish Lira	Sell	12/17/14	31,062	30,466	(596)
Deutsche Bank AG
	Australian Dollar	Buy	1/21/15	48,414	49,363	(949)
	Australian Dollar	Sell	1/21/15	48,414	49,435	1,021
	Canadian Dollar	Buy	1/21/15	18,867	19,276	(409)
	Canadian Dollar	Sell	1/21/15	18,867	19,355	488
	Euro	Sell	12/17/14	125,474	133,366	7,892
	Japanese Yen	Sell	2/13/15	14,087	14,694	607
	New Zealand Dollar	Buy	1/21/15	27,558	27,741	(183)
	Norwegian Krone	Sell	12/17/14	62,558	66,184	3,626
	Swedish Krona	Buy	12/17/14	38,652	40,122	(1,470)
	Swedish Krona	Sell	12/17/14	38,652	40,333	1,681
	Swiss Franc	Buy	12/17/14	26,914	27,603	(689)
	Swiss Franc	Sell	12/17/14	26,914	28,323	1,409
	Turkish Lira	Buy	12/17/14	62,169	62,101	68
Goldman Sachs International
	Australian Dollar	Buy	1/21/15	25,012	25,569	(557)
	Australian Dollar	Sell	1/21/15	25,012	25,881	869

Dynamic Asset Allocation Equity Fund     41

FORWARD CURRENCY CONTRACTS at 11/30/14 (aggregate face value $9,970,151) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
	Canadian Dollar	Buy	1/21/15	$23,148	$23,606	$(458)
	Euro	Sell	12/17/14	196,604	208,337	11,733
	Japanese Yen	Buy	2/13/15	62,041	64,710	(2,669)
	New Zealand Dollar	Buy	1/21/15	15,145	15,213	(68)
	Norwegian Krone	Sell	12/17/14	12,423	13,582	1,159
	Swedish Krona	Buy	12/17/14	41,120	42,608	(1,488)
	Swedish Krona	Sell	12/17/14	41,120	42,563	1,443
HSBC Bank USA, National Association
	Australian Dollar	Sell	1/21/15	44,259	45,090	831
	British Pound	Sell	12/17/14	335,959	355,310	19,351
	Canadian Dollar	Buy	1/21/15	6,114	6,198	(84)
	Chinese Yuan	Buy	2/13/15	31,505	31,555	(50)
	Euro	Buy	12/17/14	56,457	58,466	(2,009)
	Euro	Sell	12/17/14	56,457	58,373	1,916
	Japanese Yen	Sell	2/13/15	136,925	142,902	5,977
	Norwegian Krone	Buy	12/17/14	12,637	13,333	(696)
	Norwegian Krone	Sell	12/17/14	12,637	13,465	828
	Swedish Krona	Buy	12/17/14	5,324	4,205	1,119
JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	1/21/15	15,940	16,092	152
	Brazilian Real	Buy	1/5/15	76,102	79,138	(3,036)
	Brazilian Real	Sell	1/5/15	76,102	77,718	1,616
	British Pound	Buy	12/17/14	66,068	69,717	(3,649)
	Canadian Dollar	Buy	1/21/15	124,210	126,828	(2,618)
	Czech Koruna	Buy	12/17/14	13,380	13,783	(403)
	Czech Koruna	Sell	12/17/14	13,380	14,134	754
	Euro	Sell	12/17/14	1,069,202	1,132,810	63,608
	Hungarian Forint	Buy	12/17/14	18,136	18,262	(126)
	Hungarian Forint	Sell	12/17/14	18,136	18,631	495
	Indian Rupee	Sell	2/13/15	2,279	2,306	27
	Japanese Yen	Sell	2/13/15	503,025	524,593	21,568
	Malaysian Ringgit	Sell	2/13/15	25,726	26,078	352
	Mexican Peso	Buy	1/21/15	26,678	27,355	(677)
	Mexican Peso	Sell	1/21/15	26,678	27,485	807
	New Taiwan Dollar	Sell	2/13/15	25,841	26,226	385
	New Zealand Dollar	Buy	1/21/15	19,205	19,895	(690)
	Norwegian Krone	Sell	12/17/14	31,329	31,608	279
	Singapore Dollar	Buy	2/13/15	1,226	1,609	(383)
	Swedish Krona	Sell	12/17/14	9,951	12,771	2,820
	Swiss Franc	Sell	12/17/14	27,017	29,186	2,169

42     Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 11/30/14 (aggregate face value $9,970,151) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Royal Bank of Scotland PLC (The)
	Australian Dollar	Sell	1/21/15	$14,922	$15,600	$678
	British Pound	Buy	12/17/14	41,546	42,855	(1,309)
	British Pound	Sell	12/17/14	41,546	43,102	1,556
	Canadian Dollar	Buy	1/21/15	56,689	57,928	(1,239)
	Canadian Dollar	Sell	1/21/15	56,689	57,310	621
	Euro	Buy	12/17/14	2,984	2,985	(1)
	New Zealand Dollar	Buy	1/21/15	45,201	45,215	(14)
	Norwegian Krone	Sell	12/17/14	17,381	18,603	1,222
	Singapore Dollar	Sell	2/13/15	31,042	31,174	132
	Swedish Krona	Buy	12/17/14	15,866	16,030	(164)
State Street Bank and Trust Co.
	Australian Dollar	Sell	1/21/15	24,758	25,405	647
	Brazilian Real	Buy	1/5/15	56,047	58,421	(2,374)
	Brazilian Real	Sell	1/5/15	56,047	56,435	388
	British Pound	Sell	12/17/14	9,528	10,148	620
	Canadian Dollar	Buy	1/21/15	79,575	81,359	(1,784)
	Euro	Sell	12/17/14	23,130	23,163	33
	Israeli Shekel	Sell	1/21/15	25,400	26,424	1,024
	Japanese Yen	Sell	2/13/15	106,669	111,388	4,719
	Mexican Peso	Sell	1/21/15	1,484	1,135	(349)
	New Taiwan Dollar	Buy	2/13/15	1,591	1,616	(25)
	New Zealand Dollar	Buy	1/21/15	46,841	47,360	(519)
	Norwegian Krone	Buy	12/17/14	112,093	123,145	(11,052)
	Norwegian Krone	Sell	12/17/14	112,093	119,434	7,341
	Swedish Krona	Buy	12/17/14	87,658	89,725	(2,067)
	Swedish Krona	Sell	12/17/14	87,658	90,955	3,297
	Swiss Franc	Sell	12/17/14	31,468	33,068	1,600
	Turkish Lira	Buy	12/17/14	31,062	31,042	20
UBS AG
	Australian Dollar	Sell	1/21/15	7,970	8,458	488
	British Pound	Sell	12/17/14	15,775	15,880	105
	Canadian Dollar	Sell	1/21/15	315,942	323,536	7,594
	Euro	Sell	12/17/14	27,234	27,390	156
	Hungarian Forint	Sell	12/17/14	30,695	30,805	110
	Japanese Yen	Sell	2/13/15	153,236	160,459	7,223
	Swiss Franc	Sell	12/17/14	196,055	206,325	10,270
WestPac Banking Corp.
	Australian Dollar	Sell	1/21/15	17,466	18,163	697
	Canadian Dollar	Buy	1/21/15	120,803	123,401	(2,598)
	Euro	Buy	12/17/14	392,960	409,504	(16,544)
	Japanese Yen	Sell	2/13/15	43,362	45,219	1,857
	New Zealand Dollar	Buy	1/21/15	33,882	34,422	(540)
Total						$148,969

Dynamic Asset Allocation Equity Fund     43

FUTURES CONTRACTS OUTSTANDING at 11/30/14 (Unaudited)
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
Euro STOXX 50 Index (Long)	5	$201,688	Dec-14	$9,508
FTSE 100 Index (Long)	5	525,691	Dec-14	25,100
MSCI EAFE Index Mini (Long)	5	459,100	Dec-14	(13,660)
Russell 2000 Index Mini (Long)	2	234,320	Dec-14	(300)
S&P 500 Index E-Mini (Short)	6	619,890	Dec-14	(21,326)
S&P Mid Cap 400 Index E-Mini (Short)	1	144,080	Dec-14	(2,851)
Tokyo Price Index (Short)	1	118,814	Dec-14	(6,490)
Total				$(10,019)

WRITTEN OPTIONS OUTSTANDING at 11/30/14 (premiums $7,426) (Unaudited)
	Expiration date/strike price	Contract amount	Value
iShares MSCI Emerging Markets ETF (Put)	Jan-15/$38.00	$5,439	$1,226
iShares MSCI Emerging Markets ETF (Put)	Dec-14/38.00	12,719	745
Total			$1,971

44     Dynamic Asset Allocation Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$803,006	$468,742	$—
Capital goods	1,972,135	329,437	—
Communication services	354,541	264,529	—
Conglomerates	91,524	69,715	—
Consumer cyclicals	3,465,973	791,894	—
Consumer staples	2,045,094	511,317	129
Energy	1,809,315	298,980	—
Financials	4,257,462	1,445,692	—
Health care	3,481,951	566,793	—
Technology	4,801,025	526,415	—
Transportation	630,308	98,785	—
Utilities and power	744,087	245,937	—
Total common stocks	24,456,421	5,618,236	129
Investment companies	$649,067	$—	$—
Purchased options outstanding	—	6,274	—
Warrants	—	19,424	—
Short-term investments	1,472,435	134,414	—
Totals by level	$26,577,923	$5,778,348	$129

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$148,969	$—
Futures contracts	(10,019)	—	—
Written options outstanding	—	(1,971)	—
Totals by level	$(10,019)	$146,998	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund     45

	Statement of assets and liabilities 11/30/14 (Unaudited)
	ASSETS
	Investment in securities, at value, including $25,566 of securities on loan (Note 1):
	Unaffiliated issuers (identified cost $25,324,683)	$30,966,548
	Affiliated issuers (identified cost $1,389,852) (Notes 1 and 5)	1,389,852
	Foreign currency (cost $32,782) (Note 1)	31,816
	Dividends, interest and other receivables	63,919
	Receivable for shares of the fund sold	489,401
	Receivable for investments sold	1,534,145
	Receivable from Manager (Note 2)	24,857
	Receivable for variation margin (Note 1)	10,737
	Unrealized appreciation on forward currency contracts (Note 1)	269,858
	Prepaid assets	4,442
	Total assets	34,785,575
	LIABILITIES
	Payable to custodian	12,030
	Payable for investments purchased	2,023,100
	Payable for shares of the fund repurchased	263,420
	Payable for custodian fees (Note 2)	46,110
	Payable for investor servicing fees (Note 2)	10,611
	Payable for Trustee compensation and expenses (Note 2)	3,422
	Payable for administrative services (Note 2)	94
	Payable for variation margin (Note 1)	16,239
	Unrealized depreciation on forward currency contracts (Note 1)	120,889
	Written options outstanding, at value (premiums $7,426) (Notes 1 and 3)	1,971
	Collateral on securities loaned, at value (Note 1)	27,417
	Collateral on certain derivative contracts, at value (Note 1)	110,000
	Other accrued expenses	43,094
	Total liabilities	2,678,397
	Net assets	$32,107,178

	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$21,202,501
	Undistributed net investment income (Note 1)	237,659
	Accumulated net realized gain on investments and foreign currency transactions (Note 1)	4,882,439
	Net unrealized appreciation of investments and assets and liabilities in foreign currencies	5,784,579
	Total — Representing net assets applicable to capital shares outstanding	$32,107,178
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($78,769 divided by 5,691 shares)	$13.84
	Offering price per class A share (100/94.25 of $13.84)*	$14.68
	Net asset value, offering price and redemption price per class Y share ($32,028,409 divided by 2,313,390 shares)	$13.84
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

46     Dynamic Asset Allocation Equity Fund

Statement of operations Six months ended 11/30/14 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $6,711)	$280,466
Interest (including interest income of $286 from investments in affiliated issuers) (Note 5)	437
Securities lending (Note 1)	324
Total investment income	281,227
EXPENSES
Compensation of Manager (Note 2)	86,286
Investor servicing fees (Note 2)	34,010
Custodian fees (Note 2)	53,230
Trustee compensation and expenses (Note 2)	474
Administrative services (Note 2)	291
Auditing and tax fees	41,510
Other	19,527
Fees waived and reimbursed by Manager (Note 2)	(85,600)
Total expenses	149,728
Expense reduction (Note 2)	(1,250)
Net expenses	148,478
Net investment income	132,749

Net realized gain on investments (Notes 1 and 3)	2,346,498
Net realized loss on futures contracts (Note 1)	(37,488)
Net realized gain on foreign currency transactions (Note 1)	130,146
Net realized gain on written options (Notes 1 and 3)	10,129
Net unrealized appreciation of assets and liabilities in foreign currencies during the period	158,118
Net unrealized depreciation of investments, futures contracts and written options during the period	(1,072,561)
Net gain on investments	1,534,842
Net increase in net assets resulting from operations	$1,667,591

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund     47

	Statement of changes in net assets
	INCREASE IN NET ASSETS	Six months ended 11/30/14*	Year ended 5/31/14
	Operations:
	Net investment income	$132,749	$279,502
	Net realized gain on investments and foreign currency transactions	2,449,285	2,957,898
	Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(914,443)	1,494,504
	Net increase in net assets resulting from operations	1,667,591	4,731,904
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	—	(280)
	Class Y	—	(198,279)
	Net realized short-term gain on investments
	Class A	—	(947)
	Class Y	—	(671,328)
	From net realized long-term gain on investments
	Class A	—	(1,580)
	Class Y	—	(1,120,844)
	Increase from capital share transactions (Note 4)	2,498,059	176,731
	Total increase in net assets	4,165,650	2,915,377
	NET ASSETS
	Beginning of period	27,941,528	25,026,151
	End of period (including undistributed net investment income of $237,659 and $104,910, respectively)	$32,107,178	$27,941,528
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

48     Dynamic Asset Allocation Equity Fund

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Dynamic Asset Allocation Equity Fund     49

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)
Class A
November 30, 2014**	$13.08	.06	.70	.76	—	—	—	$13.84	5.81*	$79	.51*	.45*	79*
May 31, 2014	11.81	.14	2.14	2.28	(.10)	(.91)	(1.01)	13.08	19.95	39	1.08	1.08	69
May 31, 2013	10.11	.16	2.60	2.76	(.13)	(.93)	(1.06)	11.81	28.69	33	1.06	1.42	73
May 31, 2012	12.28	.13	(1.12)	(.99)	—	(1.18)	(1.18)	10.11	(7.40)	28	1.07	1.20	82
May 31, 2011	11.53	.10	2.79	2.89	(.30)	(1.84)	(2.14)	12.28	26.57	31	1.06	.86	110
May 31, 2010	11.85	.10	2.09	2.19	(.96)	(1.55)	(2.51)	11.53	18.34	23	1.05	.82	103
Class Y
November 30, 2014**	$13.09	.06	.69	.75	—	—	—	$13.84	5.73*	$32,028	.51*	.45*	79*
May 31, 2014	11.81	.13	2.16	2.29	(.10)	(.91)	(1.01)	13.09	20.04	27,902	1.08	1.08	69
May 31, 2013	10.11	.16	2.60	2.76	(.13)	(.93)	(1.06)	11.81	28.68	24,993	1.06	1.43	73
May 31, 2012	12.28	.13	(1.12)	(.99)	—	(1.18)	(1.18)	10.11	(7.41)	18,698	1.07	1.20	82
May 31, 2011	11.53	.11	2.78	2.89	(.30)	(1.84)	(2.14)	12.28	26.57	33,597	1.06	.87	110
May 31, 2010	11.85	.10	2.09	2.19	(.96)	(1.55)	(2.51)	11.53	18.34	33,803	1.05	.78	103

* Not annualized.

** Unaudited.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
November 30, 2014	0.29%
May 31, 2014	0.57
May 31, 2013	0.76
May 31, 2012	0.75
May 31, 2011	0.49
May 31, 2010	0.41

The accompanying notes are an integral part of these financial statements.

50	Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund	51

Notes to financial statements 11/30/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2014 through November 30, 2014.

Putnam Dynamic Asset Allocation Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term growth by investing mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide. While Putnam Management typically allocates approximately 75% of the fund’s assets to investments in U.S. companies, and 25% of the fund’s assets to investments in international companies, these allocations may vary. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%, and generally do not pay a contingent deferred sales charge. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. As of the end of the period, 100.0% of the class Y shares are held by the Putnam RetirementReady Funds.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Board has formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

52     Dynamic Asset Allocation Equity Fund

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance the return on securities owned and to manage downside risks.

Dynamic Asset Allocation Equity Fund     53

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

54     Dynamic Asset Allocation Equity Fund

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $30,413 on open derivative contracts subject to the Master Agreements. At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $27,417 and the value of securities loaned amounted to $25,566.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $26,772,289, resulting in gross unrealized appreciation and depreciation of $6,188,525 and $604,414, respectively, or net unrealized appreciation of $5,584,111.

Dynamic Asset Allocation Equity Fund     55

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.750%	of the first $5 billion,
0.700%	of the next $5 billion,
0.650%	of the next $10 billion,
0.600%	of the next $10 billion,
0.550%	of the next $50 billion,
0.530%	of the next $50 billion,
0.520%	of the next $100 billion and
0.515%	of any excess thereafter.

Putnam Management has contractually agreed, through September 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$64
Class Y	33,946
Total	$34,010

56     Dynamic Asset Allocation Equity Fund

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $116 under the expense offset arrangements and by $1,134 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $18, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no money on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$25,101,623	$22,737,994
U.S. government securities (Long-term)	—	—
Total	$25,101,623	$22,737,994

Written option transactions during the reporting period are summarized as follows:

	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	$463	$896
Options opened	43,805	16,658
Options exercised	—	—
Options expired	(26,110)	(10,128)
Options closed	—	—
Written options outstanding at the end of the reporting period	$18,158	$7,426

Dynamic Asset Allocation Equity Fund     57

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 11/30/14		Year ended 5/31/14
Class A	Shares	Amount	Shares	Amount
Shares sold	2,695	$36,425	—	$—
Shares issued in connection with reinvestment of distributions	—	—	230	2,807
	2,695	36,425	230	2,807
Shares repurchased	—	—	(2)	(15)
Net increase	2,695	$36,425	228	$2,792

	Six months ended 11/30/14		Year ended 5/31/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,619,963	$21,593,735	2,146,905	$26,643,900
Shares issued in connection with reinvestment of distributions	—	—	163,018	1,990,451
	1,619,963	21,593,735	2,309,923	28,634,351
Shares repurchased	(1,438,743)	(19,132,101)	(2,293,935)	(28,460,412)
Net increase	181,220	$2,461,634	15,988	$173,939

At the close of the reporting period, Putnam Investments, LLC owned 1,940 class A shares of the fund (34.1% of class A shares outstanding), valued at $26,850.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$645,569	$4,682,683	$3,965,817	$286	$1,362,435

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$17,000
Written equity option contracts (contract amount) (Note 3)	$18,000
Futures contracts (number of contracts)	30
Forward currency contracts (contract amount)	$15,000,000
Warrants (number of warrants)	47,000

58     Dynamic Asset Allocation Equity Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$269,858	Payables	$120,889
Equity contracts	Investments, Receivables, Net assets — Unrealized appreciation	60,306*	Payables, Net assets — Unrealized depreciation	46,598*
Total		$330,164		$167,487

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Forward currency contracts	Total
Foreign exchange contracts	$—	$—	$132,769	$132,769
Equity contracts	(6,531)	(37,488)	—	(44,019)
Total	$(6,531)	$(37,488)	$132,769	$88,750

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Options	Futures	Forward currency contracts	Total
Foreign exchange contracts	$—	$—	$—	$158,049	$158,049
Equity contracts	(5,013)	(821)	10,415	—	4,581
Total	$(5,013)	$(821)	$10,415	$158,049	$162,630

Dynamic Asset Allocation Equity Fund     59

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Futures contracts§	$—	$—	$—	$—	$—	$—	$—	$—	$10,737	$—	$—	$—	$—	$10,737
Forward currency contracts#	9,418	18,964	13,249	18,779	16,792	15,204	30,022	95,032	—	4,209	19,689	25,946	2,554	269,858
Purchased options**#	6,274	—	—	—	—	—	—	—	—	—	—	—	—	6,274
Total Assets	$15,692	$18,964	$13,249	$18,779	$16,792	$15,204	$30,022	$95,032	$10,737	$4,209	$19,689	$25,946	$2,554	$286,869
Liabilities:
Futures contracts§	—	—	—	—	—	—	—	—	16,239	—	—	—	—	16,239
Forward currency contracts#	21,034	7,884	3,280	24,751	3,700	5,240	2,839	11,582	—	2,727	18,170	—	19,682	120,889
Written options#	1,971	—	—	—	—	—	—	—	—	—	—	—	—	1,971
Total Liabilities	$23,005	$7,884	$3,280	$24,751	$3,700	$5,240	$2,839	$11,582	$16,239	$2,727	$18,170	$—	$19,682	$139,099
Total Financial and Derivative Net Assets	$(7,313)	$11,080	$9,969	$(5,972)	$13,092	$9,964	$27,183	$83,450	$(5,502)	$1,482	$1,519	$25,946	$(17,128)	$147,770
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$83,450	$—	$—	$—	$—	$—
Net amount	$(7,313)	$11,080	$9,969	$(5,972)	$13,092	$9,964	$27,183	$—	$(5,502)	$1,482	$1,519	$25,946	$(17,128)

**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

60	Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund	61

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

*  An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

62     Dynamic Asset Allocation Equity Fund

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Asset Allocation Equity Fund     63

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

64     Dynamic Asset Allocation Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

SA062
291790 1/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 28, 2015